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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APOGEE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 14, 2008

To Our Stockholders:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Apogee Technology, Inc. to be held at 10:00 a.m. on May 15, 2008 at the Hampton Inn, 434 Providence Highway, Norwood, MA 02062.

        The matters expected to be acted upon at this meeting are described in detail in the following notice of the 2008 Annual Meeting of Shareholders and Proxy Statement.

        We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, after you have read the following Notice of the 2008 Annual Meeting of Shareholders and the Proxy Statement, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting. Returning the proxy does not preclude your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely,

Herbert M. Stein President, Chief Executive Officer and Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

APOGEE TECHNOLOGY, INC.

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS

To be Held May 15, 2008

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Apogee Technology, Inc., a Delaware corporation (the "Company"), will be held on May 15, 2008 at the Hampton Inn 434 Providence Highway, Norwood, MA 02062 at 10:00 a.m. for the following purposes:

  1.
  To elect two Class I directors to serve a three-year term expiring in 2011 (Proposal One);

  2.
  To consider and act upon a proposal to ratify the appointment of Miller Wachman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal Two); and

  3.
  To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The proposals are discussed in more detail in the attached proxy statement.
Please read the attached proxy statement carefully.

WHO MAY VOTE:

        The Board of Directors has fixed the close of business on March 26, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at the Company's principal executive offices.

        All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Herbert M. Stein President, Chief Executive Officer and Chairman of the Board of Directors
Norwood, Massachusetts April 14, 2008

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

APOGEE TECHNOLOGY, INC.
129 Morgan Drive, Norwood, Massachusetts 02062
(781) 551-9450

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
MAY 15, 2008

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this Proxy Statement?

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Apogee Technology, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at Hampton Inn, 434 Providence Highway, Norwood, MA 02062 on May 15, 2008 at 10:00 a.m., and any adjournments thereof (the "Meeting"). This Proxy Statement along with the Notice of the Meeting summarizes the purposes of the meeting and the information you need to know about the Meeting.

        This Proxy Statement and the accompanying proxy are being mailed on or about April 14, 2008 to all stockholders entitled to notice of and to vote at the Meeting. The Annual Report to Stockholders for the fiscal year ended December 31, 2007 is also being mailed to the stockholders with this Proxy Statement, but it does not constitute a part hereof. You can also find a copy of our Annual Report on Form 10-KSB on the Internet through the Securities and Exchange Commission's electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.apogeebio.com.

Who can vote?

        Only those Stockholders who owned Apogee common stock, $.01 par value per share (the "Common Stock" or the "Shares") at the close of business on the record date are entitled to vote at the Meeting. The close of business on March 26, 2008 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 26, 2008 the Company had 11,968,332 shares of Common Stock outstanding and entitled to vote.

        You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting.

How many votes do I have?

        Each share of Apogee's Common Stock entitles you to one vote.

How do I vote?

        Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company's Board of Directors.

  •
  In person at the meeting.  If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

        If your Shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

  •
  By Internet or by telephone.  Follow the instructions you receive from your broker to vote by Internet or telephone.

  •
  By mail.  You will receive instructions from your broker or other nominee explaining how to vote your Shares.

  •
  In person at the Meeting.  Contact the broker or other nominee who holds your Shares to obtain a broker's proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

May I revoke my proxy?

        If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

  •
  signing a new proxy card and submitting it as instructed above;

  •
  if your Shares are held in street name, revoking by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;

  •
  notifying Apogee's Secretary in writing before the Meeting that you have revoked your proxy; or

  •
  attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

        Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

        You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors	When there are multiple nominees for director, the directors who receive the most votes (also known as a "plurality" of the votes) will be elected. Abstentions are not counted for purposes of electing directors. In this case, you may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Auditors
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Miller Wachman LLP as our independent accountants for 2008, our Audit Committee of our Board of Directors will reconsider its selection.

How does the Board of Directors recommend I vote on the Proposals?

        The board of directors recommends that you vote as follows:

  •
  FOR two Class I directors each to serve a three-year term expiring in 2011 (Proposal One);

  •
  FOR the ratification of the appointment of Miller Wachman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal Two).

        If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposal relating to the ratification of auditors, abstentions and broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

        Where a Stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted FOR the election of the nominees for director named herein and FOR the ratification of the appointment of Miller Wachman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

Is voting confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our transfer agent, American Stock Transfer & Trust Company, examine these documents. We will not disclose your individual proxy card to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What are the costs of soliciting these proxies?

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

        Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of the Company's Annual Report and Proxy Statement to any household at which two or more of our Stockholders reside, if we or your broker believe that the Stockholders are members of the same family. This practice, referred to as "householding," benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses. The rule applies to the Company's Annual Reports, Proxy Statements and Information Statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

        If you do not wish to participate in "householding" and would like to receive your own set of the Company's annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Company shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

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  If your Shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling their toll free number, 1-800-937-5449 or writing them at, 59 Maiden Lane, New York, NY 10038.

  •
  If a broker or other nominee holds your Shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 4, 2008 concerning the beneficial ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 18 hereof, and all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

	Shares Beneficially Owned(1)
Name and Address**
	Number		Percent
Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	3,398,834	(2)	28.40%
H.M. Stein Associates C/o Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	1,466,334	(3)	12.25%
David Spiegel 600 Mountain Street, Sharon, MA 02067	1,829,532	(4)	15.37%
Sheryl B. Stein 150 East 57th Street, New York, NY 10022	884,470	(5)	7.39%
Leo Spiegel 30 Ashcroft Road, Sharon, MA 02067	783,636		6.55%
Alan W. Tuck	308,500	(6)	2.58%
David B. Meyers	263,00	(7)	2.20%
Arthur S. Reynolds	64,500	(8)		*
Paul J. Murphy	29,000	(9)		*
Craig A. Dubitsky	24,000	(10)		*
Alexander K. Andrianov	12,000	(11)		*
All executive officers and directors as a group (9 persons)	4,984,304	(12)	34.85%

*
Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

**
Addresses are given for beneficial owners of more than 5% of the Company's outstanding stock only.

(1)
The number of shares of Common Stock issued and outstanding on April 4, 2008 was 11,968,332. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 4, 2008, including shares of Common Stock subject to options and/or warrants held by such person at April 4, 2008 and exercisable within 60 days thereafter. On December 28, 2005, Apogee filed a Form 8-K with the SEC announcing that the Board of Directors approved the accelerated vesting of certain unvested stock options awarded to employees and non-employee members of the Board of Directors. As a result of the Board's approval, the vesting provisions for options covering approximately 880,000 underlying shares of Common Stock were accelerated. Approximately 665,000 of the underlying Shares, of the total accelerated, belong to executive officers and non-employee members of the Board of Directors. The Board only accelerated the vesting of those options having exercise prices in excess of $2.00 per share and did not accelerate the vesting of any options with exercise prices below $2.00 per share. The persons and entities named in the table have sole voting and investment power with respect to all Shares shown as beneficially owned by them, except as noted below.

(2)
Includes 96,100 shares of Common Stock owned directly by Mr. Stein, 1,705,000 shares of Common Stock which may be purchased by Mr. Stein upon the exercise of fully vested options, 20,000 shares of Common Stock which may be purchased by Mr. Stein upon exercise of fully vested warrants, 111,400 shares of Common Stock owned by Mr. Stein's wife, and 1,466,334 shares of Common Stock owned by H.M. Stein Associates ("HMSA").

(3)
The partners of HMSA are Herbert M. and Renee Stein, their daughters, Erica, Sheryl and Sharyn and Fairlee Corporation. Mr. Stein has an 8% general partnership interest in HMSA. Mr. Stein and his wife, Renee Stein, are the sole stockholders of Fairlee Corporation, which has a 1% general partnership interest in HMSA. Mr. Stein disclaims beneficial ownership of 91% of such shares.

(4)
Includes 1,731,232 shares of Common Stock owned directly by Mr. Spiegel, 25,000 shares of Common Stock which may be purchased by Mr. Spiegel upon exercise of fully vested warrants, 200 shares of Common Stock owned by Mr. Spiegel's wife and 400 shares of Common Stock owned by Mr. Spiegel's wife as custodian for two minor children. Includes 82,700 shares of Common Stock owned by The Spiegel Family Limited Partnership. Mr. Spiegel has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 68% of such shares.

(5)
Includes 260,400 shares of Common Stock owned directly by Ms. Stein, 100,000 shares of Common Stock which may be purchased by Ms. Stein upon exercise of fully vested options. Includes 19,400 shares of Common Stock owned by H.M. Stein & Co. and 500,670 shares of Common Stock owned by HMSA.

(6)
Includes 127,000 shares of Common Stock owned directly by Mr. Tuck, 108,500 shares of Common Stock which may be purchased by Mr. Tuck upon exercise of fully vested options, 3,000 shares of Common Stock which may be purchased within 60 days of April 4, 2008, 60,000 shares owned by Mr. Tuck's wife and 10,000 shares held in a trust for Mr. Tuck's brother of which Mr. Tuck disclaims beneficial ownership.

(7)
Includes 263,000 shares of Common Stock which may be purchased by Mr. Meyers upon exercise of fully vested options. Mr. Meyers' new title is Vice President, Sensor Division. As a result of this change on April 7, 2008, Mr. Meyers is no longer subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

(8)
Includes 64,500 shares of Common Stock which may be purchased by Mr. Reynolds upon exercise of fully vested options and 6,000 shares of Common Stock which may be purchased within 60 days of April 4, 2008.

(9)
Includes 29,000 shares of Common Stock which may be purchased by Mr. Murphy upon exercise of fully vested options and 12,000 shares of Common Stock which may be purchased within 60 days of April 4, 2008.

(10)
Includes 24,000 shares of Common Stock which may be purchased by Mr. Dubitsky upon exercise of fully vested options.

(11)
Includes 12, 2000 shares of Common Stock which may be purchased by Mr. Andrianov upon exercise of fully vested options.

(12)
Includes 2,304,000 shares of Common Stock which may be purchased upon exercise of fully vested options, 45,000 shares of Common Stock which may be purchased upon exercise of fully vested warrants and 9,000 shares of Common Stock which may be purchased within 60 days of April 4, 2008.

MANAGEMENT

Directors and Executive Officers

The Board of Directors

        The Company's Restated Certificate of Incorporation, as amended, and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated Certificate of Incorporation, as amended and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at a minimum of four (4) and a maximum of nine (9). There are currently five members on the Board of Directors.

        Set forth below are the names of the directors as of the date of this report, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company	Term Ending at Annual Meeting
Herbert M. Stein	79	Chairman of the Board, President and Chief Executive Officer	2010
Craig A. Dubitsky(3)	42	Director	2008
Arthur S. Reynolds(1), (2), (3)	64	Director	2009
Sheryl B. Stein	53	Director	2009
Alan W. Tuck(1), (2), (3)	59	Director	2008

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Governance and Nominating Committee

        Mr. Herbert M. Stein, a Class III director, has served as the Company's President and Chief Executive Officer since January 2001. Mr. Stein has been a director of the Company since 1996 and has been Chairman of the Board since January 2000. Mr. Stein was Chairman of the Board of Directors of Organogenesis Inc. from 1991 through 1999 and was Chief Executive Officer of Organogenesis from 1987 through 1999.

        Mr. Craig A. Dubitsky, a Class I director, has served as a director since June 30, 2004. Mr. Dubitsky is the Founder and Managing Partner of 20-10 LLC, an early stage venture capital and strategic advisory firm. Mr. Dubitsky was Senior Vice President of Venture Development for the Simon Property Group, the largest retail REIT in the United States from October 2000 through March 2002. In addition Mr. Dubitsky was Founder and CEO of BIGMOVE, Inc. /Masterkey until it was acquired by Public Storage in 2000 as well as Vice President and LME Specialist at the Salomon Smith Barney division of Citigroup from 1994 through 1999. Mr. Dubitsky currently serves on the Board of Directors of, Sharps USA, LLCOT-Overtime LLC, Digital Advertising Network and Upsource Partners.

        Mr. Arthur S. Reynolds, a Class II director, has served as a director since November 2003. Mr. Reynolds is the Founder of Rexon Limited of London and New York where, since 1999, he has served as Managing Director. Mr. Reynolds was Founder, Co-owner and Managing Partner of London-based Value Management & Research (UK) Limited from 1997 to 1999. In addition, Mr. Reynolds has held executive positions at Merrill Lynch International Bank Limited, Banque de la Societe Financiere Europeene, J.P. Morgan & Company and Mobil Corporation.

        Ms. Sheryl B. Stein, a Class II director, has served as a director of the Company since August 2000. Since January 1993, Ms. Stein has been employed at Bedford Group, Inc. where she currently serves as Co-Chief Executive Officer.

        Mr. Alan W. Tuck, a Class I director, has served as a director of the Company since 1998. He was Chief Strategic Officer of Organogenesis Inc. from September 1997 to July 2000, and, at various times from August 1996 to June 1998, was Strategic Advisor to Dyax Corp., Executive Vice President and Chief Strategic Officer of Biocode, Inc., and Chief Strategic Officer of ImmuLogic Pharmaceutical Corporation. Mr. Tuck was President and Chief Executive Officer of T Cell Sciences, Inc. from February 1992 to May 1996. He is currently a director of GTC Biotherapeutics, Inc. and a Partner at the Bridgespan Group, a non-profit consulting company.

Executive Officers

        The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position with the Company
Paul J. Murphy	60	Chief Financial Officer and Vice President of Finance
Alexander K. Andrianov	50	Vice President Research and Development

        Mr. Paul J. Murphy joined the Company in June 2005 in the role of Chief Financial Officer and Vice President of Finance, including the responsibilities of the Company's Principal Accounting Officer. Prior to joining the Company, from June 2004 to June 2005, Mr. Murphy was an independent contractor with JH Cohn, LLP, an accounting firm, working on engagements with public companies to design, assess and test controls for compliance with Section 404 of the Sarbanes-Oxley Act of 2002. From March 2002 until June 2004, Mr. Murphy worked as a self-employed consultant for companies on short-term projects of the type ordinarily undertaken by a Chief Financial Officer. From February 1999 through January 2002, Mr. Murphy was the Senior Vice President, Chief Financial Officer and Treasurer of Artel Video Systems, Inc., a video networking technology company. From 1979 through 1999, Mr. Murphy worked as a Chief Financial Officer with four companies, three of which were publicly traded issuers.

        Mr. Alexander K. Andrianov joined the Company in September 2006. Dr. Andrianov will support the design and development of novel drug coating and encapsulation technologies for the Company's PyraDerm™ intradermal drug delivery system. Dr. Andrianov brings over 20 years experience in applications of polymers as biomaterials and drug delivery systems. Most recently he was the founder Chief Scientific Officer of Parallel Solutions from 2001 until 2006, where he developed biodegradable polymers for protein delivery and discovered a new class of potent vaccine immunoadjuvants. Prior to starting Parallel, he worked for Physical Science, Inc. as Principal Research Scientist and at Avant Immuonotherapeutics, Inc. as Director of Polymer Synthesis and Formulation. Dr. Andrianov is listed as an inventor on over 35 patents and patent applications and has published numerous technical papers. Dr. Andrianov received his Ph.D. in Polymer Science from Moscow State University in 1985 and served as a faculty member until 1991. He continued his academic training at the Massachusetts Institute of Technology working with Professor Robert Langer.

Key Employee

Name	Age	Position with the Company
David B. Meyers	49	Vice President, Sensor Division

        Mr. David B. Meyers has been our Vice President, Sensor Division since April 2007. He was our Chief Operating Officer from February 2001 until April 2007. From January 2000 until February 2001 he was the Company's Vice-President, Business Development. Since 1996 he has served under various research, engineering and development roles at Apogee and is one of the inventors of the DDX technology. Prior to joining the Company, Mr. Meyers was a principal engineer with Arinc Research Corporation and held engineering and research positions at Northrop Grumman Corporation and Rockwell International performing systems analysis and MEMS sensor development.

Family Relationships

        Herbert M. Stein is the father of Sheryl B. Stein. There are no other family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.

Involvement in Certain Legal Proceedings

        No events have occurred during the past five years that are required to be disclosed pursuant to Item 401(d) of Regulation S-B.

General Information Concerning the Board of Directors and its Committees

        During the fiscal year ended December 31, 2007 there were five (5) meetings of the Board of Directors. In addition, from time to time, the members of the Board of Directors acted by unanimous written consent pursuant to Delaware law. The Board of Directors has four standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee, and the executive committee. Each of the directors attended all of the meetings of the Board and Board Committees (of which he or she was a member) held during the last fiscal year with the exception of two directors each who did not attend two meetings and one director who did not attend one meeting.

Audit Committee

        The Board of Directors has established a separately designated, standing Audit Committee that performs the role described in section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom is independent in accordance with the applicable rules promulgated by the SEC and The American Stock Exchange Listing Standards. The Audit Committee selects and retains the independent auditors to audit the Company's financial statements, approves the terms of the engagement of the independent auditor and reviews and approves all fees charged for audits and for any non-audit projects. The Board of Directors has adopted a revised written charter for the Audit Committee, a copy of which is posted on the Company's website at: http://www.apogeebio.com.

        The Board of Directors has concluded that Mr. Reynolds meets the definition of an Audit Committee Financial Expert as such term is used in the rules and regulations of the SEC. The Audit Committee's responsibilities also include: overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Company's independent auditors and other such matters as may be assigned by the Board of Directors. During the fiscal year ended December 31, 2007, the Audit Committee held five (5) meetings.

Compensation Committee

        The Compensation Committee is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom qualifies as an independent director under the rules of The American Stock Exchange. The Compensation Committee reviews and determines salaries, equity grants and incentive compensation of the chief executive officer and other executive officers and is responsible for performing the other related responsibilities set forth in its Duties and Responsibilities. During the fiscal year ended December 31, 2007, the Compensation Committee held two (2) meetings.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is currently comprised of Messrs. Alan W. Tuck, Arthur S. Reynolds and Craig Dubitsky, each of whom is independent in accordance with the applicable American Stock Exchange Listing Standards. The Nominating and Corporate Governance Committee selects and recommends individuals to be presented to the shareholders of the Company for election or re-election to the Board or Directors, oversees the evaluation of the Board of Directors and Company management, monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company and is responsible for performing other responsibilities as set forth in its written charter, a copy of which is posted on the Company's website at: http://www.apogeebio.com.

        In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

  •
  business-related knowledge, skills and experience of the nominee;

  •
  experience with corporate governance matters and compliance obligations of a public company, including experience with disclosure and accounting rules and practices;

  •
  integrity of the nominee;

  •
  mix of talent and experience and diversity of the directors as a group;

  •
  other professional and business commitments of the nominee, including the number of other boards on which the nominee serves, including public and private boards; and

  •
  other factors as may be deemed to be in the best interests of the Company and its Stockholders.

        The Board of Directors currently does not have a written policy regarding attendance by directors at the Company's annual meeting of Stockholders; however, the Board has passed a resolution stating a policy that they are strongly encouraged to attend, and the Company schedules a meeting of the Board of Directors on the same date as the annual stockholders meeting. Arthur S. Reynolds and Sheryl B. Stein, directors of the Company, attended the annual stockholders meeting in 2007.

Director Independence

        The Board of Directors has determined that Messrs. Tuck, Reynolds and Dubitsky are independent in accordance with the rules of the Securities and Exchange Commission and all applicable markets and stock price quotation services relevant to Apogee. Mr. Stein is not considered independent because he is currently serving as the Company's President and Chief Executive Officer. Ms. Stein is not considered independent because she is the daughter of Mr. Stein, the Company's President and Chief Executive Officer.

Code of Ethics

        Our Board of Directors has adopted a code of ethics, which applies to all of our directors, officers and employees. Our code of ethics is specifically intended to comply with Item 406 of Regulation S-B. This code of ethics, which is included as part of the Company's Code of Conduct and Ethics, is posted on the Company's website at: http://www.apogeebio.com.

Corporate Governance

Stockholder Communications with the Board

        Any Stockholder may contact the Chairman of the Board or other members of the Board of Directors by sending an email to the following address: bod@apogeebio.com. Alternatively, a stockholder can contact the Chairman of the Board or the other members of the Board of Directors by writing to: Board of Directors, c/o Compliance Officer, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062. All communications received either electronically or in writing will be distributed to the Chairman of the Board or the other appropriate member or members of the Board depending on the facts and circumstances outlined in the communication received.

Director Nominations and Qualifications

        The Company's By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Company's Board of Directors at the Annual Meeting of Stockholders. No recommendations have been received from stockholders requesting that the nominating and corporate governance committee consider a candidate for inclusion as a nominee to be presented at the 2008 Annual Meeting of Stockholders. The nominating and corporate governance committee will consider qualified candidates for director suggested by a stockholder. Stockholders can suggest qualified candidates for director by writing to our corporate secretary at 129 Morgan Drive, Norwood, Massachusetts 02062.

        Submissions received that meet the criteria set forth below will be forwarded to the chairman of the nominating and corporate governance committee for further review and consideration. To be timely, a stockholder's notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the thy on which public announcement of the date of such meeting is first made by the Corporation. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in the by-laws. Nominations not received, in the appropriate manner or during the time frame discussed above will not be voted on at the Annual Meeting. Even if a nomination is received in the correct manner and during that time frame, the proxies that the Company solicits for the meeting may still exercise discretionary voting authority on the nomination under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

        Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems internal accounting controls. The Audit Committee's primary responsibility is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Board of Directors oversees all aspects of the Company's financial accounting, audit and reporting function, including the disclosure controls and procedures and internal controls and procedures relating thereto, monitors the adequacy of the Company's financial and accounting reporting practices, and appoints the independent auditors and evaluates their independence and performance. In addition, the Audit Committee approves all audit services to be provided by any independent auditing firm, as well as all audit and non-audit services provided by the independent auditors. The Audit Committee provides the Board of Directors additional information and material necessary to make the Board aware of any significant financial, accounting and internal control matters that require the attention of the Board.

        The role and responsibilities of the Audit Committee are set forth in the revised written Committee Charter adopted by the Board, a copy of which is posted on the Company's website at http://www.apogeebio.com. The current members of the committee are: Mr. Alan W. Tuck and Mr. Arthur S. Reynolds, both of whom are independent as defined by such rules.

        Apogee's financial and senior management are responsible for the Company's financial reporting process and systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing reports on these consolidated financial statements. The Audit Committee is responsible for overseeing these processes.

        As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management of the Company and the Company's independent auditors all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2007, management advised the Committee that each set of financial statements for fiscal years ended 2007 and 2006 had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the Company's outside auditors' matters relating to its independence, including a review of the audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based upon the Audit Committee's reviews and discussions with management and the independent registered public accounting firm, the undersigned Committee members recommended to the Board of Directors to approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Arthur S. Reynolds
Alan W. Tuck

EXECUTIVE COMPENSATION

        The table below sets forth information concerning compensation paid to Herbert M. Stein, Paul J. Murphy, David B. Meyers and Alexander K. Andrianov. As set forth below, our compensation program for our executive officers consists of base salary and discretionary option awards.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Herbert M. Stein, President and Chief Executive Officer	2007	$295,000	(2)	$-0-	$280,399	(4)	$575,399
Paul J. Murphy, Vice President Finance and Chief Financial Officer	2007	$160,000		$11,474	$-0-		$171,474
David B. Meyers(5)	2007	$170,000		$7,506	$-0-		$177,506
Alexander K. Andrianov, Vice President Research and Development	2007	$145,000		$10,901	$-0-		$155,901

(1)
Currently, none of the officers of the Company are under employment contracts with the exception of Mr. Herbert M. Stein.

(2)
Mr. Stein is compensated pursuant to an employment agreement of which the initial term ends on January 1, 2007; the agreement is automatically extended for additional two-year periods unless terminated by Mr. Stein or the Board of Directors no later than 120 days prior to the end of the initial term or any successive term. Mr. Stein is entitled to an annual base salary, effective January 1, 2004, of $295,000 which may be increased at the discretion of the Company's Board of Directors, and annual bonuses as determined by the Company's Board of Directors.

(3)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with SFAS 123(R) of awards of stock options and thus include amounts from awards granted in and prior to 2006. Assumptions used in this calculation are included in Part II—Item 7, Financial Statements and Supplementary Data of the Annual Report on Form 10-KSB, and Footnote 2 of the Financial Statements—Summary of Accounting Policies—Stock-Based Compensation and Footnote 17 of the Financial Statements—Stock-Based Compensation, contained therein.

(4)
The Company has been assuming and will continue to assume the legal costs and related expenses of Herbert M. Stein, in connection with the civil case in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida entitled Joseph Shamy v. Herbert M. Stein, case No.: 50 2005 CA 007719 XXXXMB.

(5)
Mr. Meyers was formerly our Chief Operating Officer. Mr. Meyers' new title is Vice President, Sensor Division. As a result of this change, Mr. Meyers is no longer subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

Employment Agreements

        In March 2004, the Company entered into an employment agreement with Herbert M. Stein pursuant to which Mr. Stein serves as the Company's Chief Executive Officer and President, as well as Chairman of the Board of Directors, subject to the rights of the shareholders of the Company to elect the Company's directors. The employment agreement is for an initial term ending on January 1, 2007 and is to be automatically extended for additional two-year periods unless terminated by either party no later than 120 days prior to the end of the initial term or any successive term. Mr. Stein is entitled to an annual base salary, effective January 1, 2004, of $295,000 which may be increased at the discretion of the Company's Board of Directors, and annual bonuses as determined by the Company's Board of Directors. Upon a change of control of the Company, as defined in the agreement, all stock options held by Mr. Stein shall become fully vested. The Company may terminate the employment agreement with or without cause, as defined in the agreement. In the event of Mr. Stein's death or disability, the agreement provides that he (or his estate) shall be entitled to accrued salary through the date of termination, any bonus the Board of Directors has determined appropriate, and any proceeds or other benefits from insurance policies or other benefit plans to which he (or his estate) would be entitled. In the event that Mr. Stein's employment is terminated for cause, he shall only be entitled to accrued salary through the date of termination. In the event that Mr. Stein is terminated without cause, he shall be entitled to accrued salary through the date of termination, continued base salary payments for the greater of 24 months or the remainder of the term of the agreement, continued medical plan benefits for 24 months following the date of termination, and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination. In the event that Mr. Stein voluntarily terminates his employment, he shall be entitled to accrued salary through the date of termination and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination.

Outstanding Equity Awards At Fiscal Year-End

        The following table shows grants of stock options and grants of unvested incentive plan awards on the last day of the fiscal year ended December 31, 2007, to each of the executive officers named in the Summary Compensation Table.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Herbert M. Stein	300,000 200,000 175,000 200,000 100,000 100,000 350,000 100,000 100,000 80,000 40,000	-0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0-		-0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0-	$ $ $ $ $ $ $ $ $ $ $	0.950 8.920 8.650 4.080 2.710 5.500 6.300 6.300 6.250 1.240 ..0275	08/17/2016 06/07/2014 03/25/2014 03/27/2013 01/21/2013 04/03/2012 12/21/2011 08/16/2011 02/12/2011 05/19/2010 07/01/2007
David B. Meyers	-0- -0- 50,000 50,000 50,000 50,000 35,000 20,000 74,000	25,000 15,000 -0- -0- -0- -0- -0- -0- -0-	(1) (2)	-0- -0- -0- -0- -0- -0- -0- -0- -0-	$ $ $ $ $ $ $ $ $	0.950 0.800 9.060 8.650 4.325 5.900 6.250 1.690 0.250	08/17/2016 09/12/2016 06/02/2014 03/24/2014 03/18/2013 03/04/2012 02/12/2011 04/06/2010 07/01/2007
Paul J. Murphy	5,000 24,000	20,000 36,000	(3) (4)	-0- -0-	$ $	0.950 1.270	08/17/2016 06/01/2015
Alexander K. Andrianov	-0- 12,000-	40,000 48,000	(5) (6)	-0- -0-	$ $	0.450 0.800	11/19/2017 09/12/2016

(1)
25,000 Options granted on August 17, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(2)
15,000 Options granted on September 12, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(3)
25,000 Options granted on August 17, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(4)
60,000 Options granted on June 1, 2005; vesting at 20% per year beginning at the first anniversary of the grant date.

(5)
40,000 Options granted on November 19, 2007; vesting at 20% per year beginning at the first anniversary of the grant date.

(6)
60,000 Options granted on September 12, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

Termination or Change in Control Arrangements

        Other than Mr. Stein's employment agreement, which may provide for payments in connection with his termination, as discussed above, there are no arrangements with any executive officer that would provide for payments in connection with their termination or a change in control of the Company.

Director Compensation

        Directors who are also employees of the Company do not receive compensation for serving as directors. Directors who are not employees of the Company are paid a retainer and are reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each board meeting. The annual retainer in fiscal 2006 was $5,000. In fiscal 2006, each non-employee director earned $1,250 per quarter. In addition members of both the audit committee and compensation committee received an annual retainer of $2,000 payable quarterly. During fiscal 2006 the Audit Committee chairperson received an annual retainer $5,000 and the Compensation Committee chairperson received an annual retainer of $4,000, payable quarterly.

        In addition to the cash compensation discussed above, Directors are eligible to participate in the Company's 2007 Employee, Director and Consultant Stock Option Plan (the "Plan"). Options granted under the Plan to non-employee directors' vest over a five year period beginning after one year of service from the date of grant. No options were granted to Directors under the Plan during the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Craig A. Dubitsky	$5,000	$-0-	$5,000
Arthur S. Reynolds	$12,000	$-0-	$12,000
Sheryl B. Stein	$5,000	$-0-	$5,000
Alan W. Tuck	$11,000	$-0-	$11,000

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The table below provides certain aggregate information with respect to the Company's former1997 Employee, Director and Consultant Stock Option Plan and the 2007 Employee, Director and Consultant Stock Option Plan in effect as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Security Holders(1)	2,938,100	$4.55	639,000
Equity Compensation Plans not Approved by Security Holders	N/A	N/A	N/A
Total	2,938,100	$4.55	639,000

(1)
This primarily consists of grants made under the 1997 Employee, Director and Consultant Stock Option Plan initially approved by the Company's stockholders in 1997 and 85, 000 shares underling options granted pursuant to the 2007 Employee, Director and Consultant Stock Option Plan. The 1997 Employee, Director and Consultant Stock Option Plan expired by its terms on May 14, 2007. On August 28, 2008, the stockholders approved the 2007 Employee, Director and Consultant Stock Option Plan. The 2007 Employee, Director and Consultant Stock Option Plan authorized 750,000 shares eligible for issuance, however the Plan has an "evergreen" feature that replenishes and restores the Plan to a maximum of 750,000 shares eligible for issuance per year provided, however in no event shall the number of shares eligible for issuance under the Plan be greater than 7% of the number of shares of Common Stock outstanding on a fully diluted basis on the close of business on the on the day prior to the increase.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on its review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

        In April 1997, the Company moved its principal executive offices to a facility owned by Mr. David Spiegel, a major shareholder of the Company. On October 1, 2001 the Company signed a 24-month lease for this facility, expiring September 30, 2003. Subsequently, the Company signed two lease extensions. The most recent lease extension expired on December 31, 2005.

        The Company is currently renting this facility on a month-to-month basis. The Company rents the facility for $4,400 per month effective October 1, 2001. Rent paid during 2007, 2006 and 2005 amounted to $158,400 in the aggregate. The Company believes that amounts paid pursuant to this lease are at or below market value.

        In March 2004, the Company entered into an employment agreement with our President and Chief Executive Officer, Herbert M. Stein. All of Mr. Stein's compensation from the Company is described in detail above.

        During the fiscal year ended December 31, 2007, we received $400,000 in proceeds from the sale of two promissory notes. Herbert M. Stein, the Chairman and Chief Executive Officer of Apogee, and David Spiegel, a greater than 5% beneficial owner of Apogee, loaned the Company $250,000 and $150,000, respectively, pursuant to the promissory notes filed with a Current Report on Form 8-K on December 14, 2007. The promissory notes bear simple interest of 8% per year and were to be repaid in cash after 90 days. The promissory notes have not been repaid and are currently bearing interest at a default rate of 12%, compounded monthly. Otherwise the promissory notes are payable in the original manner.

Policy for Approval of Related Person Transactions

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

  •
  our executive officers;

  •
  our Directors;

  •
  the beneficial owners of more than 5% of our securities;

  •
  the immediate family members of any of the foregoing persons; and

  •
  any other persons whom the Board determines may be considered related persons.

        For purposes of these procedures, "immediate family members" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

        In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

        The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

FINANCIAL AND OTHER INFORMATION

        The Company is mailing its 2007 Annual Report to the Stockholders with this Proxy Statement. The 2007 Annual Report contains the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. The Company's Form 10-KSB for the year ended December 31, 2007 it can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov. The documents are also available without charge by requesting them in writing from Apogee Technology, Inc., 129 Morgan Drive, Norwood, MA 02062 or by telephone (781) 551-9450.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

        On April 7, 2008 the Nominating Committee of the Board of Directors nominated Craig A. Dubitsky and Alan W. Tuck for election at the Annual Meeting. The Board of Directors currently consists of five (5) members, classified into three classes as follows: Craig A. Dubitsky and Alan W. Tuck constitute a class with a term ending in 2008 (the "Class I directors"); Arthur S. Reynolds and Sheryl B. Stein constitute a class with a term ending in 2009 (the "Class II directors"); and Herbert M. Stein constitutes a class with a term that expires at the upcoming Annual Meeting (the "Class III directors"). At each Annual Meeting of Stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring.

        Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Herbert M. Stein as a director. In the event that Mr. Stein becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that Mr. Stein will be unable or unwilling to serve as a director. When there are multiple nominees for director, the directors who receive the most votes (also known as a "plurality" of the votes) will be elected. In this case, you may vote either FOR the nominee or WITHHOLD your vote from the nominee.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF CRAIG A. DUBITSKY AND ALAN W. TUCK AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Miller Wachman LLP, the independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2007. The Board proposes that the Stockholders ratify this appointment. Miller Wachman LLP audited the Company's financial statements for the fiscal years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and restated December 31, 2003. The Company expects that representatives of Miller Wachman LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        The following table presents fees for professional audit services rendered by Miller Wachman LLP, our independent registered public accounting firm, for the audit of the Company's annual financial statements for the years ended December 31, 2007 and December 31, 2006, and fees billed for other services rendered by Miller Wachman LLP during those periods.

	2007	2006
Audit fees:(1)	$66,240	$66,000
Audit related fees:(2)	-0-	2,960
Tax fees:(3)	14,828	10,000
All other fees:(4)	-0-	-0-

Total	$81,068	$78,960

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)
The Company incurred no fees in this category during fiscal year 2007 and 2006.

(3)
Tax fees consist principally of assistance with matters related to tax compliance and reporting.

(4)
The Company incurred no fees in this category during fiscal year 2007 or fiscal year 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.    Audit    services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.    Audit-Related    services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.    Tax    services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.    Other Fees    are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        In the event that ratification of the appointment of Miller Wachman LLP as the independent registered public accounting firm for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.

        The affirmative vote of a majority of the shares voted at the Meeting is required to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF MILLER WACHMAN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER BUSINESS

        As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

        To be considered for inclusion in our proxy statement relating to the 2009 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the thy on which public announcement of the date of such meeting is first made by the Corporation. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in the by-laws. If a proposal is received during that time frame, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of the Secretary, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO
FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST
CONVENIENCE.

By order of the Board of Directors:

President, Chief Executive Officer and Chairman of the Board of Directors

April 14, 2008

APOGEE TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2008

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 14, 2008 in connection with the 2008 Annual Meeting of Stockholders to be held at 10 a.m. Eastern Standard Time on May 15, 2008 at the Hampton Inn 434 Providence Highway, Norwood, MA 02062 and hereby appoints Herbert M. Stein and Alan W. Tuck, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Apogee Technology, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders, and at any adjournments of the Meeting, with all the powers the undersigned would have if personally present at the Meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

        This Proxy when executed will be voted in the manner directed herein. If signed and no direction is made this Proxy will be voted FOR all of the Proposals set forth below. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

  1.
  Proposal to elect two Class I directors each to serve a three-year term expiring in 2011 (Proposal One).

Craig A. Dubitsky (three-year term)	☐ FOR	☐ WITHHOLD VOTE
Alan W. Tuck (three-year term)	☐ FOR	☐ WITHHOLD VOTE
  2.
  Proposal to ratify the appointment of Miller Wachman LLP the Company's independent registered public accountants for the fiscal year ending December 31, 2008 (Proposal Two).

☐ FOR	☐ AGAINST	☐ ABSTAIN

  ☒ Please mark votes as in this example.

        The Board of Directors recommends a vote FOR Proposals 1 and 2

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date:
Signature:	Date:

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!